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                                  EXHIBIT 10.3(V)

                     PROMISSORY NOTE DATED FEBRUARY 1, 2000
                          FROM H & L CONCEPTS, INC. TO
                                ROBERT M. FELDMAN




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                            COGNOVIT PROMISSORY NOTE


$43,167.71                                                      February 1, 2000


         FOR VALUE RECEIVED, H & L Concepts, Inc., an Ohio corporation, whose address is 203 East Broad Street, Columbus, Ohio 43215 ("Maker"), promises to pay to the order of Robert M. Feldman, an individual, whose address is 2720 Sonata Drive, Columbus, Ohio 43209 ("Payee"), the principal sum of Forty-Three Thousand One Hundred Sixty-Seven and 71/100 Dollars ($43,167.71) with interest thereon at the rate of 6.37% per annum. The principal sum, plus accrued interest, is due and payable in 60 equal monthly installments of principal and interest beginning February 1, 2001, with interest accrued through December 31, 2000 being added to principal. The first payment shall be due and payable February 1, 2001 and payments shall continue on the first day of each month thereafter until all principal and accrued interest is paid in full. All or any portion of the principal and accrued interest may be prepaid at any time without penalty. All prepayments shall be applied first to accrued interest and then to principal in inverse order of maturity. Notwithstanding the foregoing to the contrary, in the event of a change in control of Health & Leisure, Inc., a Delaware corporation, or in the event of a change in control of the Maker, at the option of the holder of this note, all principal and accrued interest under this Note shall become and be immediately due and payable. For purposes of this note, a change in control is defined to mean:

                  (i) When any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in
         Section 13(d) of the Exchange Act, but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) When, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent

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         Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this subparagraph (ii); or

                  (iii) Upon the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, purchase of stock, by merger or otherwise.

         All payments under this Note shall be payable at Payee's address indicated above or at such other address as any holder of this Note may from time to time designate in writing to Maker.

         Upon default in payment of any installment within 10 days after the same is due, this Note shall, at the option of the holder hereof, bear interest thereafter at the rate of 12% per annum, and the entire principal hereof then remaining unpaid, together with all accrued interest, shall at said holder's option, become immediately due and payable without any notice or demand.

         All persons now or hereafter liable for the payment of the principal or interest due on this Note, or any part thereof, do hereby expressly waive presentment for payment, notice of dishonor, protest and notice of protest and agree that the time for the payment of this Note may be extended without releasing or otherwise affecting their liability on this Note.

         Each right, power or privilege specified or referred to in this Note or in any related writing is in addition to any other rights, powers and privileges that Payee may otherwise have or require by operation of law, by other contract or otherwise. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, or privilege by Payee or the holder hereof shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each right, power or privilege may be exercised independently or concurrently with others and as often and in such order as the holder may deem expedient. No waiver or consent granted by the holder in respect of this Note or any related writing shall be binding upon the holder unless specifically granted in writing, which writing shall be strictly construed. Each right, power or privilege granted to the holder in this Note or in any related writing is for the benefit of and exercisable by each subsequent holder, if any, of this Note, and all provisions of this Note shall be binding upon Maker, its successors and assigns, including each subsequent holder, if any, of this Note.

         Maker hereof and the undersigned guarantor, each irrevocably authorizes any attorney at law to appear for it in any court in Franklin County, Ohio, with or without process, at any time after the above indebtedness becomes due, to waive the issuance and service of process, to admit the maturity and nonpayment of the indebtedness and to confess judgment against Maker and/or such guarantor in favor of the holder of this


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Note for the amount then appearing due, together with costs of suit, and thereupon to release all errors and waive all right of second trial, appeal, and stay of execution. The foregoing warrant of attorney shall survive any judgment. Should any judgment be vacated for any reason, the foregoing warrant of attorney may thereafter be utilized for obtaining additional judgment or judgments.

         Maker has executed and delivered this Note in the City of Columbus, Franklin County, Ohio, as of February 1, 2000.

                    [Signatures continued on following page.]


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                                             H & L CONCEPTS, INC.



                                             By /s/Burton Schildhouse
                                                -------------------------------
                                                Burton Schildhouse, Secretary

WARNING -- BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE (SECTION 2323.13, O.R.C.)

                                             Payment guaranteed by:

                                             HEALTH & LEISURE, INC.



Dated as of February 1, 2000                 By /s/ Burton Schildhouse
                                                ----------------------
                                                Burton Schildhouse, Secretary

WARNING -- BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE (SECTION 2323.13, O.R.C.).



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